UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2008

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PARAMOUNT GOLD AND SILVER CORP.

 (Exact name of registrant as specified in its charter)

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Delaware	0-51600	20-3690109
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

346 Waverley Street

Ottawa, Ontario Canada

K2P 0W5

(Address of principal executive offices) (Zip Code)

(613) 226-9881

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

Certain statements included in this Form 8-K regarding Paramount Gold and Silver Corp. ( the “Company”) that are not historical facts are forward-looking statements, including the information provided with respect to the future business operations and anticipated operations of the Company. These forward-looking statements are based on current expectations, estimates, assumptions and beliefs of management, and words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve risks and uncertainties, including, but not limited to, the success of our current or proposed business activities. Accordingly, actual results may differ.

Item 2.01

Completion of Acquisition or Disposition of Assets.

On October 1, 2008, Paramount Gold and Silver Corp. (“Paramount”) closed on its agreement with Tara Gold Resources Corp. (“Tara Gold”) to acquire all of the remaining equity ownership of the Joint Venture previously entered into between the parties on February 7, 2007. The agreement also provides for Paramount to acquire certain mining concessions owned by Tara Gold.

In consideration for the acquisition of the remaining equity interest (30%) owned by Tara Gold in the Joint Venture, Paramount has issued to Tara Gold a total of 7,350,000 shares of its legended common stock. Also, in connection with the closing of the transaction, all invoices previously submitted by Paramount for Tara Gold’s contribution to the exploration and development of the San Miguel property have been cancelled. An additional 300,000 shares of the Company’s common stock (the “Consultant Shares”) were also issued to a consultant who facilitated the closing of this transaction. In consideration for the transfer of the mining concessions, Paramount has paid to Tara Gold $100,000 MXN.

The fully executed Agreement of Purchase and Sale, stock certificates, including the Consultant Shares, together with all related agreements and documentation  have been delivered to an escrow agent. All of the foregoing will be held by the escrow agent subject to registration of the required documentation with the Bureau of Mines in Mexico.

If the initial registration to be filed with the Bureau of Mines is not completed by February 28, 2009, or such later date as Paramount may agree, all of the shares of common stock held in escrow will be returned to Paramount for cancellation together with the purchase price for the mining concessions. The agreements will then be of no further force or effect, and the respective interests and obligations of the parties shall remain as if the Agreement of Purchase and Sale had not been executed.

Item 9.01

Financial Statements and Exhibits

Exhibit Number	Description
10.4	Agreement of Purchase and Sale *

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*

Previously filed as an exhibit to the Company’s Form 8-k filing with the Securities and Exchange Commission on September 2, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Paramount Gold and Silver Corp.

By:	/s/ CHRISTOPHER CRUPI
Christopher Crupi Chief Executive Officer

Date: October 2, 2008

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